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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 (File No. 333-49795) of Mac-Gray Corporation of our report dated February 17, 1998, relating to the financial statements of Amerivend Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Morrison, Brown, Argiz & Company

Miami, Florida
August 31, 1998